MERRILL LYNCH
UTILITY INCOME
FUND, INC.








FUND LOGO








Semi-Annual Report

February 28, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH UTILITY INCOME FUND, INC.


DEAR SHAREHOLDER


There was a relatively benign economic environment as 1996 drew to a close, a trend which continued into the first months of 1997.
Inflation remains low, the pace of economic activity is moderate, and trends in corporate earnings generally still appear to be favorable, although the rate of increase in profits will probably be slower in 1997 than in previous years.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. This tendency was illustrated in the stock and bond market volatility sparked by Federal Reserve Board Chairman Alan Greenspan's Humphrey-Hawkins testimony before Congress in late February. Investors interpreted Chairman Greenspan's comments as indicative of a tightening in monetary policy, although stock and bond prices did stabilize subsequently. Continued steady, noninflationary economic growth would be very positive for the stock and bond markets in the new year, provided that it is not accompanied by successive preemptive moves by the Federal Reserve Board to raise interest rates to quell potential inflationary forces.

On the international front, the US dollar continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Portfolio Matters
For the three months ended February 28, 1997, total returns for Merrill Lynch Utility Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares were, +0.45%, +0.25%, +0.23% and +0.39%, respectively. The performance of the Fund during the February quarter reflected a less robust stock market (as measured by the Standard & Poor's 500 Index) and rising long-term interest rates (as measured by the 30-year US Treasury bond).

The Fund remained nearly fully invested at the end of the February quarter, with the portfolio consisting of 35 equity holdings and six bond holdings. With the principal investment objective of the Fund being high current income, our emphasis remained on the higher-yielding domestic electric utility sector for equities. In addition, we continued to invest in bonds across the various utility sectors to help us achieve our investment objective. As of February 28, 1997, approximately 36.4% of the Fund's net assets was invested in domestic electric utility stocks with current yields of 6.5% and higher. The average market yield on the Fund's bond holdings, which accounted for 16.7% of net assets, was 7.7% as of February 28, 1997.

Price performance for the February quarter of the unmanaged Standard & Poor's Electric Index of 26 companies was -0.62%. Utility bonds, in general, underperformed electric utility equities for the period. Long-term interest rates, as measured by the 30-year US Treasury bond, rose in yield from 6.35% on November 30, 1996 to 6.81% on February 28, 1997. This back-up of long-term interest rates put pressure on the performance of the stock market overall and, more significantly, on the performance of domestic electric utility stocks. In particular, the higher-yielding domestic electric utility stocks had the most volatility.

In terms of the Fund's holdings, performance was impacted by rising interest rates, but it was also affected, to a certain extent, by company-specific events. For example, Unicom Corp., which was a stellar performer during the November quarter with price appreciation of +15.76%, gave all of this performance back in the February quarter. The stock weakened significantly after the Nuclear Regulatory Commission (NRC) placed four of the company's nuclear plants on its "Watch List." The news surprised the company and investors. In the past, Unicom Corp. had problems with its heavy nuclear exposure but appeared to have addressed these issues. This news implies that the NRC is increasing its enforcement of procedures and rules following the scrutiny it came under regarding the troubles of Northeast Utilities Co. We met with the management of Unicom Corp. following the NRC announcement. The company believes that it has the plans required to address the NRC concerns. In addition, Unicom Corp. now has a new head of its nuclear operations. Investors are currently exhibiting a "wait-and-see" attitude toward Unicom. Although earnings estimates had to be revised downward to reflect higher operating expenses, we believe that the company's current dividend rate of $1.60 per share is safe for at least the near term, given earnings expectations in the range of $2.80 per share. With the stock currently yielding over 7%, we believe that downside risk is limited and therefore continue to hold it in the Fund's portfolio.

During the quarter ended February 28, 1997, we added no new positions to the portfolio. However, we reduced some overweighted equity positions and eliminated Echelon International Co., which we acquired by a spin-off from Florida Progress Corp.

In Conclusion
We thank you for your investment in Merrill Lynch Utility Income
Fund, Inc., and we look forward to reviewing our future prospects with you in our upcoming quarterly shareholder report.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager



April 3, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*
                                                                                   12 Month    3 Month
                                                       2/28/97  11/30/96  2/29/96  % Change    % Change
ML Utility Income Fund Class A Shares                   $9.44    $9.57     $9.67    -2.38%     -1.36%
ML Utility Income Fund Class B Shares                    9.44     9.57      9.66    -2.28      -1.36
ML Utility Income Fund Class C Shares                    9.42     9.55      9.65    -2.38      -1.36
ML Utility Income Fund Class D Shares                    9.45     9.58      9.68    -2.38      -1.36
ML Utility Income Fund Class A Shares--Total Return                                 +3.50(1)   +0.45(2)
ML Utility Income Fund Class B Shares--Total Return                                 +2.79(3)   +0.25(4)
ML Utility Income Fund Class C Shares--Total Return                                 +2.63(5)   +0.23(6)
ML Utility Income Fund Class D Shares--Total Return                                 +3.24(7)   +0.39(8)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.549 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.172 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.475 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.153 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.470 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.151 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.526 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.166 per share ordinary income dividends.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/29/93--12/31/93                 $10.00      $ 9.81         --            $0.043        - 1.46%
1994                                 9.81        8.28         --             0.496        -10.59
1995                                 8.28       10.05         --             0.494        +28.26
1996                                10.05        9.56         --             0.596        + 1.24
1/1/97--2/28/97                      9.56        9.44         --             0.131        + 0.12
                                                                            ------
                                                                      Total $1.760

                                                   Cumulative total return as of 2/28/97: +14.54%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/29/93--12/31/93                 $10.00      $ 9.80         --            $0.037        - 1.63%
1994                                 9.80        8.28         --             0.429        -11.19
1995                                 8.28       10.05         --             0.425        +27.28
1996                                10.05        9.56         --             0.522        + 0.46
1/1/97--2/28/97                      9.56        9.44         --             0.118        - 0.02
                                                                            ------
                                                                      Total $1.531

                                                   Cumulative total return as of 2/28/97: +11.69%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $ 8.17      $ 8.27         --            $0.062        + 1.99%
1995                                 8.27       10.04         --             0.427        +27.35
1996                                10.04        9.54         --             0.517        + 0.31
1/1/97--2/28/97                      9.54        9.42         --             0.116        - 0.03
                                                                            ------
                                                                      Total $1.122

                                                   Cumulative total return as of 2/28/97: +30.24%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $ 8.17      $ 8.28         --            $0.065        + 2.15%
1995                                 8.28       10.06         --             0.471        +28.07
1996                                10.06        9.57         --             0.572        + 0.99
1/1/97--2/28/97                      9.57        9.45         --             0.127        + 0.08
                                                                            ------
                                                                      Total $1.235

                                                   Cumulative total return as of 2/28/97: +32.22%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +1.24%         -2.81%
Inception (10/29/93)
through 12/31/96                           +4.33          +3.00

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +0.46%         -3.35%
Inception (10/29/93)
through 12/31/96                           +3.55          +3.27

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       + 0.31%        - 0.64%
Inception (10/21/94)
through 12/31/96                          +12.81         +12.81

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       + 0.99%        - 3.05%
Inception (10/21/94)
through 12/31/96                          +13.53         +11.44

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                  Shares                                                                    Value    Percent of
Industries                         Held                    Stocks                           Cost          (Note 1a)  Net Assets
Utilities--Electric               39,000   Allegheny Power System, Inc.                 $   895,450      $ 1,194,375    3.2%
                                  28,400   American Electric Power Company, Inc.          1,037,871        1,185,700    3.2
                                  33,000   Baltimore Gas & Electric Co.                     844,868          907,500    2.4
                                  34,000   Boston Edison Co.                                840,040          909,500    2.4
                                  26,000   CINergy Corp.                                    673,299          897,000    2.4
                                  26,000   Carolina Power & Light Co.                       774,899          965,250    2.6
                                  29,100   Consolidated Edison Company of
                                           New York                                         980,888          898,462    2.4
                                  31,400   DTE Energy Co.                                   984,627          949,850    2.5
                                  45,000   Delmarva Power & Light Co.                       924,651          871,875    2.3
                                  20,800   Dominion Resources, Inc.                         980,112          837,200    2.2
                                  39,200   Edison International                             753,006          842,800    2.2
                                  48,000   Enova Corp.                                    1,165,492        1,074,000    2.9
                                  34,100   Entergy Corp.                                    887,035          899,388    2.4
                                  34,000   Florida Progress Corp.                         1,105,601        1,071,000    2.9
                                  27,500   GPU, Inc. (a)                                    767,170          962,500    2.6
                                  60,600   Houston Industries, Inc.                       1,324,863        1,408,950    3.7
                                   7,500   IPALCO Enterprises, Inc.                         204,700          237,188    0.6
                                  40,000   MDU Resources Group, Inc.                        852,367          850,000    2.3
                                  23,000   New England Electric System                      766,360          802,125    2.1
                                  27,000   New York State Electric & Gas Corp.              780,994          627,750    1.7
                                  19,000   Northern States Power Co.                        864,640          904,875    2.4
                                  27,000   OGE Energy Corporation (b)                       991,971        1,137,375    3.0
                                  41,900   Ohio Edison Co.                                  936,783          942,750    2.5
                                  26,900   PECO Energy Co.                                  810,158          605,250    1.6
                                  44,800   PacifiCorp                                       883,813          924,000    2.5
                                  26,000   Public Service Company of Colorado               841,935        1,014,000    2.7
                                  40,400   Public Service Enterprise Group, Inc.          1,319,991        1,136,250    3.0
                                   7,500   SCANA Corporation Holding Company                201,075          195,937    0.5
                                  53,400   Southern Co.                                   1,149,454        1,161,450    3.1
                                  32,600   Unicom Corp.                                     954,082          725,350    1.9
                                  22,600   Union Electric Co.                               912,093          867,275    2.3
                                  17,000   Western Resources Co.                            478,125          514,250    1.4
                                  18,400   Wisconsin Energy Corp.                           477,204          471,500    1.3
                                                                                        -----------      -----------  ------
                                                                                         28,365,617       28,992,675   77.2

Utilities--Gas                    50,300   AGL Resources Inc.                               925,172          980,850    2.6
                                  32,000   New Jersey Resources Corp.                       924,858          920,000    2.4
                                                                                        -----------      -----------  ------
                                                                                          1,850,030        1,900,850    5.0

                                           Total Stocks                                  30,215,647       30,893,525   82.2


SCHEDULE OF INVESTMENTS (concluded)
                                  Face                                                                     Value     Percent of
Industries                       Amount               Corporate Bonds                       Cost         (Note 1a)   Net Assets
Telecommunications            $1,000,000   Southwestern Bell Corp., 7% due
                                           7/01/2015                                    $ 1,034,480      $   967,450    2.6%
                               1,000,000   United Telephone Company of Florida,
                                           6.875% due 7/15/2013                           1,019,950          932,400    2.5
                                                                                        -----------      -----------  ------
                                                                                          2,054,430        1,899,850    5.1


Utilities--Electric            1,000,000   Public Service Company of Colorado,
                                           6.375% due 11/01/2005                            991,300          953,540    2.5


Utilities--Gas                 1,500,000   ENSERCH Corp., 6.375% due 2/01/2004            1,491,030        1,437,540    3.8
                               1,000,000   El Paso Natural Gas Co., 7.75% due
                                           1/15/2002                                      1,090,950        1,028,620    2.7
                               1,000,000   Enron Corp., 6.75% due 7/01/2005               1,023,800          976,750    2.6
                                                                                        -----------      -----------  ------
                                                                                          3,605,780        3,442,910    9.1

                                           Total Corporate Bonds                          6,651,510        6,296,300   16.7


                                               Short-Term Securities

Commercial Paper*                671,000   General Electric Capital Corp.,
                                           5.38% due 3/03/1997                              670,799          670,799    1.8

                                           Total Short-Term Securities                      670,799          670,799    1.8

Total Investments                                                                       $37,537,956       37,860,624  100.7
                                                                                        ===========
Liabilities in Excess of Other Assets                                                                       (262,403)  (0.7)
                                                                                                         -----------  ------
Net Assets                                                                                               $37,598,221  100.0%
                                                                                                         ===========  ======

  *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
(a)Formerly General Public Utilities Corp.
(b)Formerly Oklahoma Gas & Electric Co.

   See Notes to Financial Statements.



PORTFOLIO INFORMATION


For the Quarter Ended
February 28, 1997

                                      Percent of
Ten Largest Holdings                  Net Assets

ENSERCH Corp., 6.375% due 2/01/2004      3.8%
Houston Industries, Inc.                 3.7
Allegheny Power System, Inc.             3.2
American Electric Power Company, Inc.    3.2
Southern Co.                             3.1
OGE Energy Corporation                   3.0
Public Service Enterprise Group, Inc.    3.0
Enova Corp.                              2.9
Florida Progress Corp.                   2.9
El Paso Natural Gas Co., 7.75%
   due 1/15/2002                         2.7


Deletion (Equity Investments)

Echelon International Co.++

[FN]
++Acquired through a spin-off by Florida Progress Corp.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1997
Assets:             Investments, at value (identified cost--$37,537,956) (Note 1a)                           $37,860,624
                    Cash                                                                                             409
                    Receivables:
                      Dividends                                                             $   151,379
                      Interest                                                                   69,119
                      Investment adviser (Note 2)                                                41,415
                      Capital shares sold                                                        20,995          282,908
                                                                                            -----------
                    Deferred organization expenses (Note 1f)                                                      39,260
                    Prepaid registration fees and other assets (Note 1f)                                          28,088
                                                                                                             -----------
                    Total assets                                                                              38,211,289
                                                                                                             -----------

Liabilities:        Payables:
                      Capital shares redeemed                                                   453,688
                      Distributor (Note 2)                                                       20,284          473,972
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       139,096
                                                                                                             -----------
                    Total liabilities                                                                            613,068
                                                                                                             -----------

Net Assets:         Net assets                                                                               $37,598,221
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    21,187
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            339,866
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             19,587
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             17,710
                    Paid-in capital in excess of par                                                          37,655,791
                    Undistributed investment income--net                                                         146,943
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 5)                                                 (925,584)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                            322,721
                                                                                                             -----------
                    Net assets                                                                               $37,598,221
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $2,000,036 and 211,867
                             shares outstanding                                                              $      9.44
                                                                                                             ===========
                    Class B--Based on net assets of $32,077,769 and 3,398,664
                             shares outstanding                                                              $      9.44
                                                                                                             ===========
                    Class C--Based on net assets of $1,846,091 and 195,873
                             shares outstanding                                                              $      9.42
                                                                                                             ===========
                    Class D--Based on net assets of $1,674,325 and 177,104
                             shares outstanding                                                              $      9.45
                                                                                                             ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 1997
Investment          Dividends (net of $1,452 foreign withholding tax)                                        $ 1,011,520
Income              Interest and amortization of premium and discount earned                                     262,278
(Notes 1d & 1e):                                                                                             -----------
                    Total income                                                                               1,273,798
                                                                                                             -----------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)             $   129,936
                    Investment advisory fees (Note 2)                                           110,876
                    Registration fees (Note 1f)                                                  37,711
                    Printing and shareholder reports                                             35,941
                    Accounting services (Note 2)                                                 34,361
                    Transfer agent fees--Class B (Note 2)                                        30,748
                    Professional fees                                                            29,946
                    Directors' fees and expenses                                                 12,734
                    Amortization of organization expenses (Note 1f)                               9,299
                    Account maintenance and distribution fees--Class C (Note 2)                   7,791
                    Custodian fees                                                                4,375
                    Account maintenance fees--Class D (Note 2)                                    2,046
                    Transfer agent fees--Class C (Note 2)                                         1,818
                    Transfer agent fees--Class A (Note 2)                                         1,581
                    Transfer agent fees--Class D (Note 2)                                         1,246
                    Pricing fees                                                                    398
                    Other                                                                         2,272
                                                                                            -----------
                    Total expenses before reimbursement                                         453,079
                    Reimbursement of expenses (Note 2)                                         (188,547)
                                                                                            -----------
                    Total expenses after reimbursement                                                           264,532
                                                                                                             -----------
                    Investment income--net                                                                     1,009,266
                                                                                                             -----------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                         (167,628)
Gain (Loss) on        Foreign currency transactions--net                                            242         (167,386)
Investments &                                                                               -----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                        1,513,815
(Notes 1b, 1c,        Foreign currency transactions--net                                            122        1,513,937
1e & 3):                                                                                    -----------      -----------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                              1,346,551
                                                                                                             -----------
                    Net Increase in Net Assets Resulting from Operations                                     $ 2,355,817
                                                                                                             ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                            February 28,      August  31,
Increase (Decrease) in Net Assets:                                                              1997             1996
Operations:         Investment income--net                                                  $ 1,009,266      $ 2,258,055
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                          (167,386)         816,224
                    Change in unrealized appreciation/depreciation on investments--net        1,513,937         (548,790)
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      2,355,817        2,525,489
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (65,904)        (179,490)
(Note 1g):            Class B                                                                  (964,434)      (2,251,068)
                      Class C                                                                   (53,787)        (114,861)
                      Class D                                                                   (51,169)         (66,229)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (1,135,294)      (2,611,648)
                                                                                            -----------      -----------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (4,955,056)      (1,266,935)
(Note 4):                                                                                   -----------      -----------

Net Assets:         Total decrease in net assets                                             (3,734,533)      (1,353,094)
                    Beginning of period                                                      41,332,754       42,685,848
                                                                                            -----------      -----------
                    End of period*                                                          $37,598,221      $41,332,754
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   146,943      $   272,971
                                                                                            ===========      ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                                 Class A

                                                                                 For                             For the
                                                                               the Six                            Period
The following per share data and ratios have been derived                       Months                           Oct. 29,
from information provided in the financial statements.                          Ended            For the        1993++ to
                                                                               Feb. 28,    Year Ended Aug. 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                          1997       1996        1995       1994
Per Share           Net asset value, beginning of period                       $  9.17    $  9.15     $  8.44    $ 10.00
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income--net                                         .28        .60         .60        .40
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .29        .02         .59      (1.57)
                                                                               -------    -------     -------    -------
                    Total from investment operations                               .57        .62        1.19      (1.17)
                                                                               -------    -------     -------    -------
                    Less dividends from investment income--net                    (.30)      (.60)       (.48)      (.39)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $  9.44    $  9.17     $  9.15    $  8.44
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                           6.26%+++   6.61%      14.68%    (11.84%)+++
Return:**                                                                      =======    =======     =======    =======

Ratios to Average   Expenses, net of reimbursement                                .59%*      .56%        .49%       .44%*
Net Assets:                                                                    =======    =======     =======    =======
                    Expenses                                                     1.52%*     1.52%       1.87%      1.58%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       5.73%*     5.56%       6.60%      5.92%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $ 2,000    $ 2,108     $ 3,253    $ 4,238
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                           1.04%     25.98%      12.59%      8.50%
                                                                               =======    =======     =======    =======
                    Average commission rate paid+++++                          $ .0600   $  .0395          --         --
                                                                               =======    =======     =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales
                    loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                                 Class B
                                                                                 For                             For the
                                                                               the Six                            Period
The following per share data and ratios have been derived                       Months                           Oct. 29,
from information provided in the financial statements.                          Ended            For the        1993++ to
                                                                               Feb. 28,    Year Ended Aug. 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                          1997       1996        1995       1994
Per Share           Net asset value, beginning of period                       $  9.17    $  9.15     $  8.44    $ 10.00
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income--net                                         .24        .46         .49        .35
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .29        .09         .63      (1.57)
                                                                               -------    -------     -------    -------
                    Total from investment operations                               .53        .55        1.12      (1.22)
                                                                               -------    -------     -------    -------
                    Less dividends from investment income--net                    (.26)      (.53)       (.41)      (.34)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $  9.44    $  9.17     $  9.15    $  8.44
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                           5.84%+++   5.86%      13.72%    (12.34%)+++
Return:**                                                                      =======    =======     =======    =======

Ratios to Average   Expenses, net of reimbursement                               1.36%*     1.34%       1.27%      1.21%*
Net Assets:                                                                    =======    =======     =======    =======
                    Expenses                                                     2.30%*     2.29%       2.66%      2.35%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       4.95%*     4.79%       5.75%      5.22%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $32,078    $35,702     $37,498    $27,395
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                           1.04%     25.98%      12.59%      8.50%
                                                                               =======    =======     =======    =======
                    Average commission rate paid+++++                          $ .0600    $ .0395          --         --
                                                                               =======    =======     =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales
                    loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                       Class C                        Class D

                                                              For                 For the     For                For the
                                                            the Six    For the     Period   the Six   For the     Period
The following per share data and ratios have been derived    Months      Year     Oct. 21,   Months     Year     Oct. 21,
from information provided in the financial statements.       Ended      Ended    1994++ to   Ended     Ended    1994++ to
                                                            Feb. 28,   Aug. 31,   Aug. 31,  Feb. 28,  Aug. 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of
Operating           period                                  $  9.15    $  9.14    $  8.17   $  9.18   $  9.15    $  8.17
Performance:                                                -------    -------    -------   -------   -------    -------
                    Investment income--net                      .23        .43        .42       .25       .47        .51
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                           .30        .10        .90       .31       .13        .85
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .53        .53       1.32       .56       .60       1.36
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.26)      (.52)      (.35)     (.29)     (.57)      (.38)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $  9.42    $  9.15    $  9.14   $  9.45   $  9.18    $  9.15
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        5.82%+++   5.65%     16.50%+++  6.12%+++  6.46%     17.03%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement            1.42%*     1.40%      1.32%*     .84%*     .82%       .74%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                  2.35%*     2.34%      2.77%*    1.78%*    1.75%      2.10%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    4.92%*     4.75%      5.56%*    5.38%*    5.37%      6.14%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 1,846    $ 2,107    $ 1,377   $ 1,674   $ 1,416    $   558
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                        1.04%     25.98%     12.59%     1.04%    25.98%     12.59%
                                                            =======    =======    =======   =======   =======    =======
                    Average commission rate paid+++++       $ .0600    $ .0395         --   $ .0600   $ .0395         --
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales
                    loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Utility Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund is authorized to engage in transactions in stock index futures and financial futures and related options on such futures. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend date.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.55%, on an annual basis, of the average daily value of the Fund's net assets. For the six months ended February 28, 1997, MLAM earned fees of $110,876, all of which was voluntarily waived. MLAM also voluntarily reimbursed the Fund for additional expenses of $77,671.

NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account       Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $ 55         $  706
Class D                                  $179         $2,324

For the six months ended February 28, 1997, MLPF&S received contingent deferred sales charges of $52,641 and $208 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $690 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended February 28, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $253 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFD, MLFDS, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1997 were $405,775 and $4,057,099, respectively.

Realized and unrealized gains (losses) as of February 28, 1997 were as follows:


                                    Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments              $ (167,628)    $  322,668
Foreign currency
transactions                              242             53
                                   ----------     ----------
Total                              $ (167,386)    $  322,721
                                   ==========     ==========

As of February 28, 1997, net unrealized appreciation for Federal income tax purposes aggregated $322,668, of which $1,950,370 related to appreciated securities and $1,627,702 related to depreciated securities. At February 28, 1997, the aggregate cost of investments for Federal income tax purposes was $37,537,956.

4. Capital Share Transactions:
A net decrease in net assets derived from capital share transactions was $4,955,056 and $1,266,935 for the six months ended February 28, 1997 and the year ended August 31, 1996, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended February 28, 1997               Shares        Amount

Shares sold                             3,119    $    29,419
Shares issued to share-
holders in reinvestment of
dividends                               4,982         46,591
                                  -----------    -----------
Total issued                            8,101         76,010
Shares redeemed                       (26,162)      (245,833)
                                  -----------    -----------
Net decrease                          (18,061)   $  (169,823)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                            26,483    $   251,820
Shares issued to share-
holders in reinvestment of
dividends                              13,415        128,999
                                  -----------    -----------
Total issued                           39,898        380,819
Shares redeemed                      (165,465)    (1,575,950)
                                  -----------    -----------
Net decrease                         (125,567)   $(1,195,131)
                                  ===========    ===========


Class B Shares for the
Six Months Ended                                    Dollar
February 28, 1997                     Shares        Amount

Shares sold                           176,551    $ 1,665,696
Shares issued to share-
holders in reinvestment of
dividends                              66,740        624,192
                                  -----------    -----------
Total issued                          243,291      2,289,888
Automatic conversion of
shares                                 (8,036)       (75,473)
Shares redeemed                      (731,146)    (6,903,566)
                                  -----------    -----------
Net decrease                         (495,891)   $(4,689,151)
                                  ===========    ===========


Class B Shares for the Year                         Dollar

Ended August 31, 1996                 Shares        Amount

Shares sold                         1,431,503    $13,804,309
Shares issued to share-
holders in reinvestment of
dividends                             158,467      1,525,503
                                  -----------    -----------
Total issued                        1,589,970     15,329,812
Automatic conversion of
shares                                 (1,843)       (17,967)
Shares redeemed                    (1,789,750)   (17,064,546)
                                  -----------    -----------
Net decrease                         (201,623)   $(1,752,701)
                                  ===========    ===========


Class C Shares for the
Six Months Ended                                    Dollar
February 28, 1997                     Shares        Amount

Shares sold                            31,894    $   303,959
Shares issued to share-
holders in reinvestment of
dividends                               3,839         35,856
                                  -----------    -----------
Total issued                           35,733        339,815
Shares redeemed                       (70,048)      (654,666)
                                  -----------    -----------
Net decrease                          (34,315)   $  (314,851)
                                  ===========    ===========


Class C Shares for the
Year Ended                                          Dollar
August 31, 1996                       Shares        Amount

Shares sold                           149,094    $ 1,446,377
Shares issued to shareholders
in reinvestment of dividends            8,192         78,695
                                  -----------    -----------
Total issued                          157,286      1,525,072
Shares redeemed                       (77,801)      (740,744)
                                  -----------    -----------
Net increase                           79,485    $   784,328
                                  ===========    ===========


Class D Shares for the
Six Months Ended                                    Dollar
February 28, 1997                     Shares        Amount

Shares sold                            88,455    $   837,731
Automatic conversion of shares          8,024         75,473
Shares issued to shareholders
in reinvestment of dividends            1,573         14,737
                                  -----------    -----------
Total issued                           98,052        927,941
Shares redeemed                       (75,121)      (709,172)
                                  -----------    -----------
Net increase                           22,931    $   218,769
                                  ===========    ===========


Class D Shares for the
Year Ended                                          Dollar
August 31, 1996                       Shares        Amount

Shares sold                           559,217    $ 5,341,712
Automatic conversion of shares          1,841         17,967
Shares issued to shareholders
in reinvestment of dividends            3,705         35,703
                                  -----------    -----------
Total issued                          564,763      5,395,382
Shares redeemed                      (471,566)    (4,498,813)
                                  -----------    -----------
Net increase                           93,197    $   896,569
                                  ===========    ===========


5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $749,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863